                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                           NATIONAL FUEL GAS COMPANY
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                           NATIONAL FUEL GAS COMPANY
                              10 LAFAYETTE SQUARE
                            BUFFALO, NEW YORK 14203

BECAUSE OF DELAYS IN MAIL,
PLEASE SIGN AND RETURN THE
ENCLOSED PROXY EVEN IF
YOU RETURNED THE ORIGINAL

January 31, 1997

Dear Stockholder:

                                   A REMINDER

On December 30, 1996, proxy soliciting material was mailed to you relating to the Annual Meeting of Stockholders to be held on Thursday, February 20, 1997.

According to our records, we have not yet received your proxy for this meeting.

Since the meeting is only a short time away, we urge you to give the proxy materials your immediate attention. Please SIGN AND RETURN your proxy TODAY in the envelope provided.

You can help the Company to avoid further expense and delay by responding promptly.

Thank you for your cooperation.

                                           Very truly yours,

                                           Anna Marie Cellino
                                           Secretary

                              PLEASE ACT PROMPTLY

                           NATIONAL FUEL GAS COMPANY

         THIS PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE
                         ANNUAL MEETING OF STOCKHOLDERS

                               FEBRUARY 20, 1997

            PLACE: THE RITZ-CARLTON, PALM BEACH, MANALAPAN, FLORIDA


PROXY: B.J. Kennedy, P.C. Ackerman, and A.M. Cellino, and each or any of them, with full power of substitution and revocation in each, are hereby appointed by the undersigned as Proxies to vote all the shares of Common Stock held of record by the undersigned on December 23, 1996, at the Annual Meeting of Stockholders of National Fuel Gas Company or at any adjournment of the meeting, on each of the Items on the reverse side and in accordance with the directions given there, and, in their discretion, on all other matters that may properly come before the Annual Meeting or any adjournment thereof. FAILURE TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE FOR DIRECTOR SHALL CONFER ON THE PROXIES AUTHORITY TO VOTE FOR SUCH NOMINEE'S ELECTION. FAILURE TO VOTE ON ANY OTHER MATTER SHALL CONFER ON THE PROXIES AUTHORITY TO VOTE WITH RESPECT TO EACH SUCH MATTER.

            THIS PROXY MAY BE REVOKED BY GIVING THE SECRETARY OF THE MEETING WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENT
            PROXY AT ANY TIME BEFORE THE VOTING OF THE SHARES
            REPRESENTED BY THIS PROXY OR BY CASTING A BALLOT.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.


                              FOLD AND DETACH HERE

This proxy, when properly executed, will be voted as directed by the stockholder. If no direction is given, the shares represented by this proxy will be voted FOR Items 1, 2, 3, 4 and 5.

/ X / Please mark your choice like this

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, 4 and 5.

Item 1 - Election of the following nominees as Directors:

                                 FOR all nominees
                                 (except as marked                  WITHHOLD
                                   to the left)                 for all nominees
   For three-year terms which
   expire in 2000 -                    /  /                           /  /
        E.T. Mann, G.L. Mazanec
        and G.H. Schofield


WITHHOLD for the following only. Write name(s) below.

-----------------------------------------------------

                                                        FOR    AGAINST   ABSTAIN

Item 2 - Appointment of independent accountants         /  /     /  /     /  /

Item 3 - Adopt 1997 Award and Option Plan               /  /     /  /     /  /

Item 4 - Amend 1984 Stock Plan and
         1993 Award and Option Plan                    /  /     /  /     /  /

Item 5 - Approval of Retainer Policy for
         Non-Employee Directors                        /  /     /  /     /  /


                                              WILL ATTEND
                                              MEETING          /  /


(Signature of Stockholder(s)) _______________________________________________

____________________________________________    Dated: ________________, 1997

Please sign your name as it appears on this proxy and return the completed proxy in the enclosed envelope. When signing as an attorney, executor, administrator, trustee, guardian or other representative, please give title as such. If signer is a corporation, please sign full corporate name by duly authorized officer and attach corporate seal. For joint accounts, each joint owner should sign.

                              FOLD AND DETACH HERE

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    YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, DATE, AND SIGN THE ABOVE
        PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.
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